Exhibit 99.3

AUTOMOTIVE FILTRATION & ENGINEERED MATERIALS Thermal/Acoustical Metals Thermal/Acoustical Fibers Performance Materials SPECIALTY ENGINEERED PRODUCTS AND MATERIALS THIS DOCUMENT, OR AN EMBODIMENT OF IT IN ANY MEDIA, DISCLOSES INFORMATION THAT IS PROPRIETARY, IS THE PROPERTY OF LYDALL, INC . AND/OR ITS AFFILIATE (COLLECTIVELY, “LYDALL”), IS AN UNPUBLISHED WORK PROTECTED UNDER APPLICABLE COPYRIGHT LAWS AND IS DELIVERED ON THE EXPRESS CONDITION THAT IT IS NOT TO BE USED, DISCLOSED, OR REPRODUCED, IN WHOLE OR IN PART (INCLUDING REPRODUCTION AS A DERIVATIVE WORK), OR USED FOR MANUFACTURE FOR ANYONE OTHER THAN LYDALL WITHOUT ITS WRITTEN CONSENT . NO RIGHT IS GRANTED TO DISCLOSE OR SO USE ANY INFORMATION CONTAINED HEREIN . ALL RIGHTS RESERVED . © LYDALL, INC . Technical Nonwovens Investor Conference Call Acquisition of Texel July 8, 2016

Forward-looking Statements

This press release contains "forward-looking statements" within the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact, including statements related to the expected benefits of the Texel acquisition, anticipated revenue growth, estimated annual cost savings, expectations of the acquisition being accretive to Lydall's earnings and cash flow from operating activities and the estimated impact of strategic initiatives expenses on Lydall's consolidated results in the second quarter of 2016 and estimated transaction and integration expenses during the second half of 2016, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management's current expectations for the future operating and financial performance of the Company based on current expectations and assumptions relating to the Company's business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as "believes," "anticipates," "may," "should," "will," "plans," "projects," "expects," "expectations," "estimates," "forecasts," "predicts," "targets," "prospects," "strategy," "signs," and other words of similar meaning in connection with the discussion of future operating or financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties which include, among others, worldwide economic cycles that affect the markets that the Company's businesses serve which could have an effect on demand for the Company's products and impact the Company's profitability, challenges encountered by the Company in the integration of the Texel acquisition, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, foreign currency volatility, swings in consumer confidence and spending, unstable economic growth, raw material pricing and supply issues, fluctuations in unemployment rates, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations, including violations of German anti-trust laws by employees in our German operation that could have a negative impact on the Company's results of operations and financial condition. Accordingly, the Company's actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall's filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1A - Risk Factors of Lydall's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and Part I, Item 1A - Risk Factors of Lydall's Annual Report on Form 10-K for the year ended December 31, 2015.

These forward-looking statements speak only as of the date of this presentation, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company.

Lydall
USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE
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USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Transaction Details 3 ▪ Texel, a division of ADS, Inc. , acquired for $96 million in cash ▪ Business performance for Texel’s fiscal year ended January 31, 2016 : Revenue ~$72 million; adjusted EBITDA ~$12 million ▪ Lydall expects to leverage its operating discipline, business efficiencies, and economies of scale to generate anticipated annual cost savings of ~$2 million by 2018 ▪ Lydall’s financial results for the Second Quarter 2016 will include less than $2 million of expenses related to strategic initiatives; additionally, ~$1 million of non - recurring transaction and integration expenses will be incurred over the second half of 2016 ▪ Transaction was financed through a combination of cash on hand and $85 million of borrowings from the Company’s recently amended $ 175 million revolving credit facility ▪ Amended facility offers similar borrowing rates and unchanged financial covenants for an additional five years, capacity to support organic growth programs, fund capital investments and allow us to continue pursuing attractive acquisitions that will drive profitable growth Acquisition is expected to be accretive to Lydall’s earnings, net of the effect of purchase accounting, and accretive to cash flow from operating activities within 12 months

Company Overview

Further diversifies Lydall into attractive adjacent markets with a leading brand; provides opportunity to leverage existing manufacturing capabilities and expertise

Lydall Industrial Filtration — Texel

Needle Punch Non-woven Manufacturing							Polymer Extrusion
Filtration	Automotive	Geosynthetics	Filtration	Industrial	Automotive	Medical	Coated Products
							
Air Filtration	*Acoustical Barriers*	*Geosynthetics*	*Liquid Filtration*	*High Performance Products*	*Acoustical Barriers*	*Absorbent Media*	*Technical Coverings*

Texel Company Overview

Manufacturing operations located in province of Quebec

Facility
St. Elzear, QC
St. Marie, QC
Sherbrooke, QC

Strong leadership team and highly innovative culture with ~330 employees; ~125 unionized

Texel's Diversified End Markets


Coated Products
Other
Medical
Geosynthetics
Auto
Industrial
Filtration

Texel's Destination Sales


ROW
U.S.
Canada

Lydall

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE

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USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Strategic Highlights 5 Key Objective Comments Adjacent to existing products / markets ▪ Diversifies Lydall’s needle - felt expertise into a variety of attractive segments with high quality products and a leading brand Provides complementary / new technologies ▪ Needle punch non - woven manufacturing technology complementary to Industrial Filtration and T/A Fibers ▪ Innovative culture with mini mills dedicated to new product development ▪ Polymer extrusion / coating operation Deepens f ocus on filtration media ▪ Attractive brand and leadership position in global industrial liquid filtration media ▪ Ability to utilize global assets to produce products Meaningful scale ▪ Significantly increases existing needle - felt manufacturing capabilities ▪ Supports long - term strategy for profitable growth Accretive to Shareholders ▪ Expected to be accretive to earnings, net of purchase accounting, and accretive to cash flow from operating activities within 12 months

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE ▪ Texel to be included in the legacy Industrial Filtration reporting segment ▪ Legacy Industrial Filtration reporting segment to be renamed “ Technical Nonwovens” ▪ Go to market strategy for each respective business to be preserved; both companies have strong leading brands Business Structure & Financial Reporting 6 T/A Fibers T/A Metals Performance Materials Industrial Filtration Metal Parts Fiber Parts Filtration Industrial Filtration Tooling Tooling Thermal Insulation Life Sciences Filtration Current Reporting Structure Business Segment Product Reporting Acquisition is highly complementary to Industrial Filtration; uniting the businesses maximizes value creation Summary T/A Fibers T/A Metals Performance Materials Technical Nonwovens Metal Parts Fiber Parts Filtration Industrial Filtration Tooling Tooling Thermal Insulation Advanced Materials Life Sciences Filtration Expected New Reporting Structure Business Segment Product Reporting Impacted Area

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Closing Remarks and Q&A 7 For further information: David D. Glenn Vice President Corporate Development and Investor Relations Telephone 860 - 646 - 1233 info@lydall.com www.lydall.com